Exhibit 99.1
Investor Presentation March 2011

2 Cautionary Statement 2 Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about Unifi, Inc.'s (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, the success of our subsidiaries, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies' policies and legislation, and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company's other reports and filings with the Securities and Exchange Commission.

Presenter Ron Smith Chief Financial Officer Ron Smith Chief Financial Officer 3

Unifi, Inc. is a diversified producer and processor of multi-filament polyester and nylon yarns The Company's product offerings include specialty and premier value-added yarns with enhanced performance characteristics The Company sells to other yarn manufacturers, knitters and weavers that produce fabric for the apparel, hosiery, furnishings, automotive, industrial and other end-use markets 34% ownership of Parkdale America LLC - A $800+ mm cotton spinning joint venture with Parkdale Mills, Inc. 4 Unifi Overview Company overview Well-established downstream partners

Unifi's Global Operations 5 Manufacturing & Office Business Unit / Office Joint Venture Consolidated Sales by Asset Location ($666 million LTM Dec-10) USA El Salvador Colombia Brazil China Israel (JV)

Growing Global Textile Fibers Market 6 ___________________________ Source: PCI Fibers Global consumption of textile fibers grows based on population and affluence Global Textile Markets Approximately 157 billion pounds of textile fibers sold annually 3%+ annual growth in global textile fibers projected from 2010 to 2015 4%+ annual growth in global polyester fibers projected from 2010 to 2015 Polyester fibers' growth in market share: 22% in 1999, 47% in 2010, Projected at 50% in 2015 Cost efficient alternative to natural fibers Superior functionality compared to natural fibers like cotton Man-made fibers allow more acreage for food supply in countries like China

Retailer Product Manufacturer Fabric Producer Synthetic Fiber Manufacturer POY Manufacturer Unifi Supply Chain Overview 7 Para-xylene (PX) Pure Terephthalic Acid (PTA) Mono ethylene Glycol (MEG) Polyester Raw Materials Hexamethylene- dianmine-HMDA Adipic Acid (AA) Cyclohexane Propylene Ammonia Nylon Raw Materials Unifi fills an integral role in the synthetic fiber supply chain Strong North American raw materials production base Trade protected market environment

Texturing Machines Texturing Units Value-added Processes POY Manufacture Textured Yarns After the POY is processed, the resulting textured yarn has bulk, crimp, strength and consistent dyeability It is now ready to be processed into fabric or used in other processes Package Dyeing Covering Twisting Beaming The first step in producing synthetic yarn begins with the raw material known as POY (partially oriented yarn) Feedstock is used to create polymer which is extruded through microscopic holes to form a single fiber filament The friction disc unit is the heart of the texturing machine POY enters the top of the unit, passes through the high- speed discs and exits as textured yarn Computers inspect every inch of yarn as it is produced Texturing machines process POY multi- filament yarns Texturing is a combination of heating and stretching the POY as it passes through the texturing unit Our Manufacturing Processes 8

Regional leader in the processing of multi-filament polyester and nylon yarns U.S. Nylon Covered Yarn Production Share U.S. Nylon Textured Yarn Consumption Share U.S. Polyester Textured Yarn Consumption Share ___________________________ Source: Unifi internal estimates for CY 2009 U.S. Dyed Yarn Production Share Leading Market Position in U.S. 9 Other Domestic 75% Unifi 25% Unifi 50% Other Domestic 29% Imports 21% Other Domestic 21% Regional Imports 11% Other Imports 20% Unifi 48% Unifi 52% Other Domestic 48%

Diverse product segmentation = diverse customer base Import competition varies by market segment Regional trade requirement key to volume stability for apparel and hosiery segments Continued growth opportunity for PVA products U.S. Sales Revenue by Product Segment Unifi Sales Segmentation 10 ___________________________ Source: Unifi internal estimates 43% 43% 45% 45% 22% 20% 21% 20% 16% 13% 14% 14% 10% 14% 13% 14% 7% 6% 4% 5% 2% 4% 3% 2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% FY 2007 FY 2008 FY 2009 FY 2010 Other Automotive Industrial Furnishings Hosiery Apparel

U.S. Customer & Channel Segmentation Fiber/yarn demanded by a wide variety of customers Approximately 650 polyester customers and approximately 200 nylon customers served from U.S. operations Top 5 U.S. customers include Polyester - Milliken, Polartec, Glen Raven, International Textile Group and American & Efird Nylon - Hanesbrands (HBI), Acme-McCrary, Fruit of the Loom, Kayser Roth Hosiery and Renfro During LTM 12/2010, Hanesbrands accounted for 10.3% of the U.S. sales Top 50 customers in the U.S. represent 68% of net sales Health of aging accounts receivable continues to improve - approximately 94% of accounts are current within 15 days U.S. Sales by Customer LTM 12/2010 Strong diversity of customer base, distribution channels and products Commentary U.S. Sales by Product Category FY 2010 ___________________________ (1) Estimates for the combined Apparel and Hosiery Segments 1H of CY 2010 Distribution Channel (1) 11 PVA 12% Commodity 58% Specialty / Diff. 30% Mass 41% Department 18% Other, 15% Specialty 26% HBI, 10% Next 4, 15% Next 10, 18% Next 35, 24% Other, 32%

U.S.A. Product Segmentation Diverse product offering sells into the apparel, hosiery, furnishings, automotive and industrial markets Compliant sales account for approximately 58% of the company's total sales Large majority of U.S. customers are domestic weavers and knitters Most free trade benefits come through domestic customers' shipments of fabrics into region Regional yarn origin required in free trade agreements (NAFTA, CAFTA, ATPA) Berry and Kissel Amendments require U.S. origin fiber/yarn for Military and Homeland Security U.S. Sales by Product (1) LTM 12/2010 Diverse products and regional requirements U.S. Sales by Origin Requirement LTM 12/2010 ___________________________ (1) Poly POY = partially oriented polyester yarn; Poly DTY = polyester draw textured yarn; Nylon = nylon draw textured yarn and covered yarns; Other = other value-added processes such as dyed, draw warp, beaming, twisting, and air jet. Data based on CY 2010 sales revenue for sales by product. (2) Compliant sales represent those sales to customers who utilize the terms of the NAFTA, CAFTA, CBI, ATPA, and U.S. Military agreements to produce duty-free finished goods and U.S. origin fiber requirement. Estimates based on CY 2010 sales by category and division. U.S. Direct Sales by Region LTM 12/2010 Commentary 12 CAFTA 10% Other 3% NAFTA ANDEAN 8% U.S. Domestic 79% Poly POY, 9% Poly DTY, 34% Nylon, 31% Other, 25% Non - Compliant 42% Compliant 58%

Regional Trade (NAFTA / CAFTA / ATPA) U.S. and regional trading partners provide competitive advantages High-quality for critical end-uses Product innovation Compressed supply chain/quick turns Competitive pricing Duty-free movement among participants Requires garment to be fully formed in region Compliant yarn must be extruded in region Duty-free benefit - 28% to 32% on man-made fiber garments CAFTA Region Regional imports dropped in 2009 due to economic downturn plus the removal of China safeguards Recovery in 2010, CAFTA market share expected to slightly increase 15 companies have announced plant expansions over the last 12 months Importance of Regional Trade - Synthetic Apparel 13 Synthetic Apparel Imports from Central America ___________________________ Source: U.S. Dept. of Commerce, OTEXA, O'Rourke Group Partners, Unifi internal estimates Apparel Sourcing Outlook - Retailer / Brand Sourcing Plan based on 70+ Companies Plan based on 70+ Companies Plan based on 70+ Companies

U.S. Sources of Synthetic Apparel Supply 14 ___________________________ Source: U.S. Dept. of Commerce, OTEXA, O'Rourke Group Partners, Unifi internal estimates Source: U.S. Dept. of Commerce, OTEXA, O'Rourke Group Partners, Unifi internal estimates Source: U.S. Dept. of Commerce, OTEXA, O'Rourke Group Partners, Unifi internal estimates Regional market share loss has stabilized and is expected to remain flat or increase in 2011. Regional break-out of 19% share consists of 4% U.S. Domestic, 10% CAFTA, and 5% NAFTA / ATPA. Brands and retailers see regional supply as vital to their global sourcing strategy. Majority of retailers and brands indicate holding or increasing regional sourcing levels in the coming years

Our Operating Environment Continuation of moderate economic recovery at retail More stability in North and Central America regional supply market Opportunity for growth from regional investments and realignment of sourcing patterns Incremental growth in global yarn markets Raw material pricing at historic levels 15

Our Focus for FY 2011 Strategy Maintaining conversion margin integrity Continuous improvement across all business processes Statistical Process Control and Lean Manufacturing Share gain Mix enrichment Increase sales and earnings in global growth markets CAFTA plant Brazil specialty texturing China sales growth Invest in growth of PVA (Premier Value-Added) portfolio Spinning flexibility Repreve Renewables Backward integration into 100% recycled chip production 16

Fiscal Year Sales Revenue - U.S. PVA Gross Profit vs. PVA Development Expenditure PVA portfolio represents 12% of U.S. sales and 15% of consolidated sales in fiscal 2010 Products utilized in apparel, contract, home furnishings, military, socks and hospitality Steady investment in R&D and commercialization of PVA products remains a strategic priority PVA improving from 2009 recession Premier Value-Added products are key for future growth Target is to double PVA sales and profit in 3 years (FY 2014) Branded / PVA Product Success Branded / PVA Product Success 17 ___________________________ Source: Unifi internal estimates Source: Unifi internal estimates Source: Unifi internal estimates

Our Premier Value-Added Brands 18

Sustainability Sustainability 19 Repreve Global Volume Growth ___________________________ Source: Unifi internal estimates Backward Integration Backward Integration Kevin Plank, the founder and CEO of Under Armor referred to the brand's new collection of recycled polyester products as "one of the most important stories that we have from an innovation standpoint." - Ecotextilenews, Aug/Sept 2010 "Sustainability is key to Nike's growth and innovation," said Mark Parker, NIKE, Inc's, President and CEO. - Nike press release, 2010 Unifi believes in working hard to minimize its environmental impact by doing everything possible to achieve the highest standards for sustainable textiles. Repreve Recycling Center Create environmentally friendly products Conserve & Reclaim Water Reduce Energy Consumption Use of Returnable Packaging Operate fuel efficient transportation fleet Andy Vecchione, president of Polartec, LLC, states, "Unifi has been an excellent partner in our quest to deliver high performance, recycled content fabrics while reducing our overall footprint throughout the supply chain. The goal has always been to use as much post consumer content as possible. - Unifi press release, Jan 2010 Haggar's senior vice president of marketing and merchandising, Jon Ragsdale, "Our goal was to provide eco- conscious consumers with a sustainable pant that's focused on style, comfort and value, while supporting environmental conservation." - Unifi press release, Sept 2010

Overview Operational Operating in a stable regional market, with growth opportunities Focus on continuous improvement, conversion margin integrity and mix enrichment Further expansion opportunities in global growth markets Central America, China and Brazil Re-investing in Premier Value-Added product portfolio Capital Structure Opportunistically lower carrying costs and improve leverage ratio Cooperate with partner to enhance Parkdale America LLC - (34% ownership) 20